The American Funds Group/r/

NEW WORLD FUND
Sixteen Months in the New World

[photograph of a woman talking on a cell phone]

Annual Report for the year ended
October 31, 2000



New World Fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

New World Fund/sm/ seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

[begin sidebar]
THE VALUE OF A LONG-TERM PERSPECTIVE

This chart shows the history of a $10,000 investment in New World Fund from June 17, 1999 - the date of the fund's inception - through October 31, 2000 - the end of the fund's latest fiscal year. Fund results reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. No adjustment has been made for income or capital gain taxes. Results have been calculated with all distributions reinvested.

[begin mountain chart]
$10,421
Morgan Stanley
Capital International All
Country World Free Index/1/

$9,192
New World Fund

$8,833
Morgan Stanley
Capital International
Emerging Markets Free Index/1/

Date              Morgan Stanley Capital           New           Morgan Stanley Capital
                  International All Country        World         International Emerging
                  World Free Index /1/             Fund          Markets Free Index /1/
6/17/99           $ 10,000                         $  9,425      $ 10,000
10/31/99 /2/      $ 10,338                         $  9,468      $  9,687
10/31/00          $ 10,421                         $  9,192      $  8,833

Years ended October 31

/1/ Indexes are unmanaged and do not reflect sales charges, commissions or expenses, and cannot be invested in directly.
/2/ For the period June 17 through October 31, 1999.

[end mountain chart]


There are two ways to invest in this fund. Class A shares are subject to a 5.75% up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front sales charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2000 (the most recent calendar quarter):

[begin table]

                                                           LIFETIME*      ONE YEAR
CLASS A SHARES
  reflecting 5.75% maximum sales charge                    -1.39%         +1.62%

CLASS B SHARES
  reflecting 5% maximum contingent deferred                -              -20.74% /1/
  sales charge (CDSC) (payable only if shares
  are sold)

  not reflecting the CDSC                                  -              -16.57% /1/

*   Since June 17, 1999.
/1/ Class B shares were not offered before March 15, 2000. Results are not annualized. Total returns are for the period March 15, 2000 through September 30, 2000.
[end table]

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES (ESPECIALLY IN DEVELOPING COUNTRIES) ENTAILS ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, AS ARE MORE FULLY DESCRIBED IN THE PROSPECTUS. HIGH-YIELD BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL.
[end sidebar]




FELLOW SHAREHOLDERS:

The past year saw an abrupt about-face in the direction of most world stock markets. After rising together for much of the first six months of New World Fund's 2000 fiscal year, equity markets in both the developed and developing worlds retreated steadily for most of the second half. Emerging market bonds provided a measure of relief in a difficult period for stock and bond investors alike.


INVESTMENT RESULTS

For the 12-month period ended October 31, 2000, New World Fund's net asset value decreased from $23.67 a share to $22.81, representing a total return of -2.9% if, like most shareholders, you reinvested the income dividend of 20 cents a share that was paid in December 1999.

As you can see in the "Results at a Glance" table below, the unmanaged Morgan Stanley Capital International (MSCI) All Country World Free Index gained 0.8% over the same period, while the MSCI Emerging Markets Free index declined 8.8%. In pursuit of long-term growth, your fund blends three asset classes - stocks of companies based in the developed world, stocks of companies based in developing countries, and bonds issued in developing countries - in a strategy designed to provide liquidity and temper volatility. This strategy helped your fund retain more of its value than the emerging markets index over the past year. That said, we recognize that any loss, even a small one, is unwelcome.


THE INVESTMENT ENVIRONMENT

While developing country economies are generally much improved from even a year ago, developing country stock markets have been among the hardest hit over the past six months. Behind this decline is a relationship between the Nasdaq Index and developing country stock markets.
As developing country stock markets have drawn increasing investor interest in recent years, they have attracted money from more aggressive investors. Many of those same investors - who accept potentially greater risks in pursuit of potentially larger gains - also contributed to the accelerated growth of the technology-dominated Nasdaq in the United States. Consequently, developing country stock markets have come to move in tandem with the Nasdaq Index, since both currently attract the same types of investors. Since March of this year, worries about excessive valuations and nonexistent dot-com profits have kept the Nasdaq in decline. As investors abandoned the stocks in that index, they curtailed their other aggressive investments as well. Many developing country companies have taken an undeserved beating as a result.

It is our conviction that the economic prospects for developing countries and their top-tier companies are so strong that this correlation will erode. Markets will come to recognize that quality developing world companies - those with growth and earnings - have been more stable and less risky than many Nasdaq companies.


THE FUND'S PORTFOLIO

New World Fund, like the 28 other American Funds, invests with a long-term focus based on thorough research into individual companies. This company-by-company approach helps to provide your fund with both geographic and industry diversification. As of October 31, you were part-owner through the fund of 150 companies in 37 countries across a broad range of industries.
Here is a brief look, arranged by region, at some of the companies and recent developments that have had an impact on your investment.


[Begin Sidebar]
RESULTS AT A GLANCE
Average annual compound returns with all distributions reinvested

                            One year                        Lifetime
                            (11/1/1999 - 10/31/2000)        (6/17/1999 -10/31/2000)
New World Fund              -2.91%                          -1.80%

Morgan Stanley              .80%                            3.05%
Capital International
(MSCI) All Country
World Free Index

MSCI World Index            1.39%                           4.27%

MSCI Emerging Markets       -8.81%                          -8.64%
Free (EMF) Index

JP Morgan Emerging          20.49%                          18.60%
Markets Bond Index
Plus


Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI All Country World Free Index, which blends the MSCI World and EMF indexes, weighted by market capitalization. The MSCI World Index measures 22 developed country stock markets, while the MSCI EMF Index measures 26 developing country stock markets. New World Fund also invests in developing country government and corporate bonds. The JP Morgan Emerging Markets Bond Index Plus measures total returns for developing country bonds. The indexes are unmanaged and do not reflect the effects of sales charges, commissions or expenses.
[End Sidebar]


[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED
Geographical distribution of net assets on October 31, 2000

DEVELOPED MARKET EQUITIES                                 32.1%
     Asia
                    Japan                        5.8%
                    Hong Kong                    3.8
                    Singapore                    1.9
                    Taiwan                       1.9
                    Australia                    1.0
    The Americas
                    United States                8.3
                    Canada                        .6
    Europe
                    United Kingdom               2.2
                    Sweden                       1.4
                    Netherlands                  1.4
                    Norway                        .9
                    Ireland                       .7
                    Switzerland                   .7
                    Finland                       .6
                    Spain                         .5
                    France                        .4

DEVELOPING MARKET EQUITIES                                44.1%
    Asia
                    South Korea                  7.6%
                    Philippines                  3.5
                    China                        2.5
                    India                        1.9
                    Thailand                      .4
                    Indonesia                     .3
    The Americas
                    Brazil                       7.6
                    Mexico                       6.6
                    Argentina                     .6
                    Chile                         .4
                    Venezuela                     .3
    Europe
                    Turkey                       1.7
                    Poland                       1.4
                    Russian Federation           1.0
                    Hungary                       .7
                    Croatia                       .6
                    Greece                        .4
    Africa/Middle East
                    South Africa                 3.3
                    Israel                       3.0
                    Egypt                         .3

DEVELOPED MARKET BONDS                                     0.2%
                    Netherlands                   .2%

DEVELOPING MARKET BONDS                                   10.3%
    Asia
                    Philippines                   .5%
                    India                         .2
    The Americas
                    Brazil                       3.6
                    Mexico                       1.5
                    Argentina                     .9
                    Panama                        .8
    Europe
                    Russian Federation           1.0
                    Turkey                        .7
                    Poland                        .6
                    Croatia                       .5

CASH & EQUIVALENTS                                        13.3%

TOTAL                                                    100.0%

[End Sidebar]



ASIA AND THE PACIFIC BASIN

Most of the developing economies in Asia have made a rapid recovery from the fiscal crisis of 1997. Whether recovery proves sustainable depends to a large extent on the resolve of each government to carry through the reforms that are necessary to improve corporate governance, restructure the economy and again attract foreign investors. South Korea has taken the longest strides in the region toward these goals.

A number of improving Korean companies have been bruised by the indiscriminate weakness in the Korean market this year, and we believe they now embody exceptional value as a result. One such opportunity is a new addition to the portfolio, Hankuk Electric Glass, one of the world's largest makers of cathode ray tubes used in television and computer monitors. We believe the company is capable of strong, sustainable growth as a result of the increasing global demand for glass bulbs and improvements in the company's fiscal health following a pay-down of its external debt. At a time when the stocks of some of its developed world competitors were valued at 30 times per-share earnings, Hankuk was trading at roughly three times the coming year's per-share earnings.

As we remarked in our last letter to you, Asian markets are sorting into two groups: those with transparent investor policies and those without. In the latter group, Indonesia and Malaysia have seen their recovery hampered by a lack of commitment on the part of their governments. Similar difficulties imperil recovery in the Philippines, where President Estrada faces impeachment proceedings over a bribery scandal. Near-term, the political uncertainty in the Philippines has the potential to undermine investor confidence.

As of October 31, your fund held roughly 4% of assets in the equities of promising and attractively valued Philippine companies that we feel can withstand temporary political difficulties.

One such company, International Container Terminal Services, was one of the first Philippine companies selected for the fund's portfolio. Known by its acronym, ICTSI operates container terminal and related port services in several countries. Container-ship traffic has generally grown faster than world trade, helping the company to sustain double-digit revenue growth. Even so, ICTSI was hurt this year by the weakness of the Philippine peso, which eroded profits and increased the expense of servicing the company's U.S. dollar-denominated debt. Reflecting the company's difficulties this year and diminished investor confidence in the Philippine government, ICTSI stock has recently traded in a range between two and four times per-share earnings, and we have added to our holdings. We expect conditions to improve for the company as it converts the value of its port operations into capital that may alleviate its debt burden.


THE AMERICAS

The United States was again the fund's largest geographic concentration among developed countries, representing just over 8% of assets. Two of the world's largest beverage and snack food companies, Coca-Cola and PepsiCo, are based in the United States and are now among the fund's ten largest holdings. Both companies exemplify the rationale behind our developed world investments. Each owns universally recognized brands and receives a substantial portion of revenues from developing markets. Long-term growth prospects are good for both companies; what is particularly important for your fund is that both companies are committed to the growth of their developing market operations.

Brazil now represents the fund's largest geographic holding, accounting for just over 11% of assets. The Brazilian recovery remains on track, contributing to a generally optimistic outlook for Brazilian companies. We are impressed with the prospects for Unibanco, your fund's third-largest holding. The bank is one of the largest in Brazil, with extensive retail operations that should benefit from the country's improving economic trend.

Mexico, accounting for just over 8% of assets, has also fostered optimism in the region following the historic election of opposition-party candidate Vicente Fox as president this past July. Although the Mexican stock market is currently languishing over concerns about the telecommunications sector and the slowdown in the U.S. economy, the long-term outlook remains healthy.

By contrast, economic growth in Argentina continues to lag behind the other major Latin American economies. Developing countries need to generate an adequate level of economic growth both to create jobs and pay off foreign debt. Argentina's current rate of growth seems too sluggish to do the job. A fixed currency has severely limited the country's fiscal options and made it difficult to find a workable solution. The government can't increase spending, for instance, because, with a fixed currency, the effect would be inflationary. Continued global economic growth, a rise in commodities prices and an increase in Argentine exports would provide some immediate relief. Your fund held 1.5% of assets in Argentine companies.


EUROPE

The economies of developed Europe are healthy and economic growth is continuing. The expansion remains slow compared to growth in the United States over the past decade because the European Central Bank, which sets monetary policy for the 11-country euro-zone, has been much more focused on controlling inflation than on promoting growth. Tax reforms, such as those enacted by Germany and France in the third quarter, may provide added impetus to long-term growth. A number of other countries in the region also have tax cuts on their agendas.

The developing countries of central and eastern Europe are benefiting from western Europe's economic health. The fund's largest geographic holding in developing Europe was Turkey, accounting for a little more than 2% of assets. The Turkish stock market was last year's best-returning market by far. This year, as the government undertakes fiscal and structural reforms, the market has given back some of 1999's gains. Weakness here, as elsewhere, has created values. Another of the fund's new holdings is Turkcell Iletisim Hizmetleri, the country's leading provider of cellular phone service. We feel the company has excellent growth prospects, and in the wake of the global decline in telecommunications stocks, its reduced price made its inclusion in the portfolio all the more appropriate.

For further insight into your fund's strategy, and the composition and interaction of the fund's three asset classes, we invite you to read the article that begins on the following page.

We appreciate your continued support and look forward to reporting to you again in six months.

Cordially,

Gina H. Despres
Chairman of the Board

Robert W. Lovelace
President
December 6, 2000




[close-up photograph of several bails of grains]

[Begin Sidebar]
Sixteen Months in the New World
"New World Fund invests in three distinct asset classes. Any of them could provide good long-term returns, but they move in different short-term cycles. By combining them, we want to capture the long-term growth potential and smooth out the short-term cycles."
David Barclay, Portfolio Counselor
[End Sidebar]

[close-up photograph of several small bottles]

AS A SHAREHOLDER IN NEW WORLD FUND, you probably recognize that your fund's strategy for participating in the growth of the developing world is unique. But you may not understand how truly different it is.

"New World Fund is not an emerging markets fund that invests only in particular countries or regions," says Rob Lovelace, the fund's president and one of its five portfolio counselors. "We wanted New World Fund to be able to take advantage of all the growth opportunities that will be generated by economic development in emerging countries. That includes the growth that multinational companies in the developed world may experience as a result. It also includes opportunities in bonds. The key to New World Fund is diversification."

Your fund invests in three distinct asset classes: equities of companies based in the developed world that have significant assets or revenues in the developing world; equities of companies based in the developing world; and government and corporate bonds of developing market issuers. "Maybe the only thing pure about this fund is our pursuit of its objective: long-term growth with reduced volatility," says Rob.

New World Fund not only has a unique investment strategy, it also benefits from a unique approach to investment management. Capital Research and Management Company, investment adviser to New World Fund and the 28 other American Funds, created the multiple portfolio counselor system more than 40 years ago. Like all the American Funds, New World Fund is divided among a number of portfolio counselors, each of whom manages his portion independently in pursuit of the fund's objectives. This system blends teamwork with individual accountability, and has yielded consistent results and continuity of management over time.

On the next few pages, Rob and the fund's four other portfolio counselors reflect on New World Fund's first 16 months and how each of the fund's individual components - developed world equities, developing market equities and developing market bonds - fits into our strategy.


DEVELOPED WORLD EQUITIES

SOLID FOUNDATION
New World Fund's developed world component is made up of investments in multinational companies that are themselves participating in and promoting the growth of developing economies.

"The kinds of multinational companies we're interested in are those that see the growth potential of developing markets as clearly as we do," says Carl Kawaja, who is based in San Francisco. "For these firms, developing markets represent new customers, and contribute an important share of earnings. I'd also say that most of these companies have strategies for future growth that include expanding their operations in developing countries."


MULTIFUNCTIONAL

The multinational component serves a number of purposes in the fund's portfolio. Because it generally includes large, well-established companies, it has the potential to provide more stability than the fund's developing world investments. "I invest in these companies first for their growth prospects," says Alwyn Heong, based in New York, "but on top of that, well-known global blue-chip stocks do have the potential to be less volatile, due to these companies' wide-ranging operations and the number of markets they're in. These types of companies have a more substantial track record to rely on."

The fund's developed world investments provide geographic diversity, of course, but they also provide diversification by industry. "By including a multinational component in New World Fund, we've essentially expanded the fund's investment universe," says Rob. "Look at consumer products companies, for example. People in developing countries buy detergent and fruit juice and cold remedies, just like anywhere else. But there aren't many independent consumer products companies based in the developing world, so the best way to participate in the growth of the consumer products area is to buy the stocks of multinational companies."

Among the multinational consumer products companies in the fund's portfolio are two of the world's largest food companies, Nestle and Groupe Danone. Based in Switzerland and France, respectively, the companies have operations in more than 100 countries around the world. Another of the fund's multinational holdings is U.S.-based Kimberly-Clark, the maker of such globally recognized brands as Kleenex and Huggies.

"These companies diversify their operations and markets for the same reason that we've diversified New World Fund," explains Carl. "Whether you're a consumer products company or a mutual fund, you really don't want all your eggs in one basket."


ROOM TO GROW

"One concern I have with the multinational component, and it's a minor one, is that I'm not finding value in the developed world like I see in the developing world," says Mark Denning, whose base is London. "Developed world stocks are simply more expensive relative to their growth potential."

Since the fund's inception in June 1999, developed world companies have represented about a third of the fund's assets. "The multinational component could be somewhat larger than it has been," Mark continues. "I think the reason it isn't is that our research analysts have uncovered so many attractive values in the developing world. But that won't always be the case, so I'm glad I'm not limited to just one or the other."


DEVELOPING MARKET EQUITIES

WHERE THE VALUES ARE

"For value investors," Mark believes, "developing markets are fertile ground." Like his colleagues, he travels extensively and notes, "I'm finding the best values around the world in developing countries, especially in Asia."


UPS AND DOWNS

Although the magnitude of the volatility in developing markets took many investors by surprise, New World Fund has proven relatively resilient.

"We have been investing in developing markets for many years, so we were prepared," says Rob. "In fact, we constructed the fund's portfolio to try to mitigate some of that volatility. What we saw in some of these markets this year was dramatic, and it's reinforced my conviction in the value of our three-pronged investment strategy. Over the past year, the fund's highs and lows have been less extreme than what we've seen in some emerging markets. Our diversification and good stock selection have helped to smooth out some of the fluctuations."

Our long-term perspective also means that we see volatility differently, as a look at the South Korean market illustrates. After two very good years, stock prices there have fallen more than 40% since January 2000. Clearly, a lot of investors thought it was time to pull out. Some left because they believed technology companies, such as Samsung Electro-Mechanics, are on the downslope of the technology export cycle. Others sold financial stocks like Shinhan Bank because they questioned the slow pace of the country's financial and corporate reforms.

"Those are valid short-term concerns," says Alwyn, "but they aren't good reasons for long-term investors to sell. Sure, there is a technology export cycle, but I'm more interested in broader market cycles. And there is a need for further reforms in South Korea, but that's good. With each reform the country makes, Korean companies become more open. There's work yet to be done, but the companies keep getting better and better as a result."




[Begin Sidebar]

[photograph of a boat on the coastline]

"Investors haven't given credit to developing markets this year. Things are much better generally. Developing markets are still where the best values are."
- Carl Kawaja, portfolio counselor

[photograph of a cargo terminal at twilight]

[End Sidebar]



COMPANY BY COMPANY

Mark agrees. "As with all the American Funds, New World Fund invests in companies, not countries," he says. "A company's long-term growth prospects are more important than short-term political or economic concerns. I'm a little puzzled as to why investors would sell Samsung Electro-Mechanics, for example. This is one of the most efficient makers of electronic components in the world, trading at a significant discount to its Japanese and European counterparts. The upside is that when investors sold, the stock became a tremendous value again and I was ready to invest more."

Rob sums up our belief in the prospects for developing market companies and New World Fund this way: "We try to find promising investment opportunities at reasonable prices and then hold them for the long term. I think that's a sound investment strategy no matter where you're investing, but it especially seems to make sense in developing markets. We believe that there is a lot of growth ahead for these countries. Our strategy is to be there early and capture as much of that growth as we can, even if it means waiting out market fluctuations along the way that send other investors running for the exit."

By design, the fund will always invest at least 35% of assets in the stocks and bonds of developing market companies and governments. The stock component alone began at about 35% of assets and has grown to 44% of assets today.


DEVELOPING WORLD BONDS

INTERESTING DEVELOPMENTS

During New World Fund's lifetime, some of the biggest news has concerned developing market bonds. "The bond markets have seen some important progress in developing countries recently," says David Barclay, the Los Angeles-based fixed-income specialist among the fund's five portfolio counselors.


RESTRUCTURED

"It was an important milestone for the Russian government when they were able to restructure their debt," notes David. Following the financial crisis of August 1998, Russia was forced to restructure old Soviet-era debt. Now the old debt has been exchanged for new bonds, on which Russia is paying interest.

An improving Russian economy, due in part to higher oil prices, is one of the reasons the government was able to restructure its debt and resume paying interest. David bought a small portion of the new Russian bonds for New World Fund, making you, as a shareholder, one of the financiers of the Russian recovery.

Because they are quick to reflect improvements in a country's fiscal situation, "government bonds are frequently one of the first ways to benefit from a positive economic trend," says David. New World Fund holds bonds for their total return potential - income plus capital appreciation. "From that perspective, these bonds made a lot of sense," David explains. "There are risks, but the bonds offer a high yield in recognition of those risks. In fact, since we bought them at a steep discount, those bonds still have the highest yield in the portfolio."


UPGRADED

Improving credit quality was news in other developing markets as well. Mexican government debt was upgraded to investment-grade status by one of the rating agencies in March of this year, reflecting improvements in the Mexican economy. Brazilian debt was also raised a notch in October, though it is still short of investment-grade.

As credit quality improves, a virtuous circle can ensue. Bond prices rise, reflecting the increased creditworthiness of the issuer. At the same time, since yields move conversely to prices, these bonds begin to trade at lower yields. When companies in these countries need to raise money, they may find that these lower yields make it more attractive to issue bonds. As a result, more corporations begin to issue bonds, the debt market grows, and liquidity and refinancing opportunities increase.

"We're already seeing the start of this in Latin America," says David, "and I imagine we'll see the same thing repeated in Eastern Europe and Asia as conditions continue to improve in those regions. Looking ahead five or ten years, I think we're going to see a lot more corporate debt issued by companies in developing countries. That's one area where I think we'll see opportunities continue to expand for the fund."


INCOME AND POTENTIAL

"Developing country bonds usually offer higher income than you can get in the developed world," says David, "and they have greater potential for price appreciation. Those are the two main reasons we wanted a developing market bond component in the fund. But we couldn't have done it successfully without having the research capabilities to investigate the bond opportunities in these markets and separate what's promising from what is perhaps problematic."

When that research has uncovered sufficient opportunities, the fund is designed to allow up to 25% of assets to be invested in bonds. Thus far, developing market bonds have constituted roughly ten percent of assets over the fund's lifetime.

Sixteen months isn't long in the life of an investment, but it has given us an opportunity to see our strategy for New World Fund in action. While the past year was a difficult investment environment, we've seen nothing to shake our confidence in New World Fund and its goals.

"Shareholders can be encouraged by all of the resources and expertise behind New World Fund," offers Carl. "We have more than 100 investment professionals based in nine offices around the world. Our analysts make hundreds of research visits each year to developing world companies and governments, giving us a comprehensive understanding of every company we invest in."


[Begin pullquote]
"Whether we look at corporate earnings or growth prospects or the global economy, the fundamentals are still strong. We aren't distracted by short-term trends. At some point, fundamentals come through. That's why value investing works."
- Rob Lovelace, portfolio counselor
[End pullquote]


"Our experience in these markets is also critical," adds Alwyn. "The Capital organization has been investing overseas for nearly 50 years now, and we're one of the largest U.S. managers of developing market assets. I think we have a better long-range understanding of developing markets than many other investors because we've already been there for such a long time."

"We spent more than ten years planning New World Fund and devising its strategy," says Rob. "For me, the most encouraging thing is that we've been able to do what we set out to do: deliver the growth potential of emerging markets with lower volatility."

The portfolio counselors and research analysts behind New World Fund wish to express their appreciation for the confidence that you have placed in us. As we continue together on this endeavor, we look forward to a long and successful relationship.


WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

[partial photograph of a spinning globe]

AS A SHAREHOLDER in New World Fund you are also a member of The American Funds Group,/r/ the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

A LONG-TERM, VALUE-ORIENTED APPROACH: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

AN UNPARALLED GLOBAL RESEARCH EFFORT: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

A MULTIPLE PORTFOLIO COUNSELOR SYSTEM: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

EXPERIENCED INVESTMENT PROFESSIONALS: More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES: You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund/r/
EuroPacific Growth Fund/r/
The Growth Fund of America/r/
The New Economy Fund/r/
New Perspective Fund/r/
New World Fund/sm/
SMALLCAP World Fund/r/

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund/r/
Capital World Growth and Income Fund/sm/
Fundamental Investors/sm/
The Investment Company of America/r/
Washington Mutual Investors Fund/sm/

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder/r/
The Income Fund of America/r/

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund/r/

INCOME FUNDS
Emphasis on current income through bonds
American High-Income Trust/sm/
The Bond Fund of America/sm/
Capital World Bond Fund/r/
Intermediate Bond Fund of America/r/
U.S. Government Securities Fund/sm/

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund/r/
Limited Term Tax-Exempt Bond Fund of America/sm/
The Tax-Exempt Bond Fund of America/r/

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California/r/
The Tax-Exempt Fund of Maryland/r/
The Tax-Exempt Fund of Virginia/r/

MONEY MARKET FUNDS
The Cash Management Trust of America/r/
The Tax-Exempt Money Fund of America/sm/
The U.S. Treasury Money Fund of America/sm/

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER, DOWNLOAD ONE FROM OUR WEB SITE AT WWW.AMERICANFUNDS.COM, OR PHONE THE FUNDS' TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISER FOR A COPY OF OUR BROCHURE, A PORTFOLIO FOR EVERY INVESTOR.

We also offer a full line of retirement plans and variable annuities.



New World Fund, Inc.
Investment Portfolio, October 31, 2000

[begin pie chart]

INDUSTRY DIVERSIFICATION                                  Percent of Net Assets
Banks                                                                     9.89%
Wireless Telecommunication Services                                       6.20%
Electronic Equipment & Instruments                                        5.11%
Diversified Telecommunication Services                                    4.83%
Beverages                                                                 4.53%
Other Industries                                                         45.60%
Bonds & Notes                                                            10.54%
Cash and Equivalents                                                     13.30%
[end pie chart]

LARGEST INDIVIDUAL EQUITY HOLDINGS                         Percent of Net Assets
Shinhan Bank                                                              1.99%
Hon Hai Precision Industry                                                 1.68
Unibanco-Uniao de Bancos Brasileiros                                       1.63
Samsung Electro-Mechanics                                                  1.62
Coca-Cola                                                                  1.47
Telefonos de Mexico                                                        1.45
Avon Products                                                              1.30
PepsiCo                                                                    1.26
Fomento Economico Mexicano                                                 1.21
Sony                                                                       1.19




                                                                     Shares or       Market      Percent
                                                                     Principal        Value       of Net
Equity Securitites (common and preferred                                Amount   (Millions)       Assets
 stocks and convertible debentures)
---------------------------------------                               --------     --------     --------

BANKS  -  9.89%
Shinhan Bank (South Korea)                                            2,566,930      $25.760        1.99%
Unibanco-Uniao de Bancos Brasileiros SA,                                836,000       21.109         1.63
 units (GDR) (Brazil)
Yapi ve Kredi Bankasi AS (Turkey)                                 1,536,385,000       13.289         1.03
ABN AMRO Holding NV (Netherlands)                                       514,090       11.908          .92
Bank of the Philippine Islands (Philippines)                          8,892,750        9.163          .71
Wielkopolski Bank Kredytowy SA (Poland)                               1,749,886        7.951          .61
Grupo Financiero Banamex-Accival,                                     4,380,000        6.810          .53
 SA de CV (Mexico) (1)
DBS Group Holdings Ltd. (Singapore)                                     552,824        6.521          .50
Kookmin Bank (South Korea)                                              542,048        6.203          .48
Bangkok Bank PCL (Thailand) (1)                                       6,400,000        5.461          .42
ICICI Bank Ltd. (India)                                               2,217,200        5.236
ICICI Bank Ltd. (ADR) (1)                                                27,000         .128          .41
KorAm Bank (South Korea) (1)                                          1,000,000        5.326          .41
HSBC Holdings PLC (United Kingdom)                                      140,000        1.948          .15
Hanvit Bank (South Korea) (1)                                         1,050,000        1.257          .10


WIRELESS TELECOMMUNICATION SERVICES - 6.20%
GLOBE TELECOM, Inc.,                                                  1,057,896       12.252          .95
  Class A (Philippines) (1) (2)
China Unicom Ltd. (China - Incorporated                               5,841,300       11.722          .91
 in Hong Kong) (1)
Tele Nordeste Celular Participacoes SA,                                 265,000       10.931          .84
 preferred nominative (ADR) (Brazil)
Nuevo Grupo Iusacell SA de CV                                           709,000        9.217          .71
(ADR) (Mexico) (1)
Telesp Celular Participacoes, preferred                             696,093,028        8.259          .64
 nominative (Brazil)
Telemig Celular Participacoes SA,                                       101,700        5.339          .41
 preferred nominative (ADR) (Brazil)
China Mobile (Hong Kong) Ltd. (formerly                                 812,000        5.232          .40
 China Telecom (Hong Kong) Ltd.)
 (Hong Kong) (1)
Tele Celular Sul Participacoes SA,                                      185,000        4.660          .36
 preferred nominative (ADR) (Brazil)
Vimpel-Communications (Russia) (1)                                      198,400        3.869          .30
Orascom Telecom Holding (GDR) (Egypt) (1)                               580,000        3.538          .27
Celular CRT SA, Class A (Brazil) (1)                                 10,500,000        3.454          .27
Turkcell Iletisim Hizmetleri AS (Turkey)(1)                          41,400,000        1.821          .14


ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.11%
Hon Hai Precision Industry Co. Ltd. (Taiwan)                          4,158,500       21.792         1.68
Samsung Electro-Mechanics Co.                                           655,700       21.010         1.62
 (South Korea) (1)
Orbotech Ltd. (Israel) (1)                                              191,250       10.124          .78
Omni Industries Ltd. (Singapore)                                      3,850,000        6.494          .50
Venture Manufacturing (Singapore)                                       571,800        5.539          .43
 Ltd. (Singapore)
Varitronix International Ltd. (Hong Kong -                            1,161,000        1.332          .10
 Incorporated in Bermuda)


DIVERSIFIED TELECOMMUNICATION
 SERVICES - 4.83%
Telefonos de Mexico, SA de CV,                                          345,000       18.608
 Class L (ADR) (Mexico)
Telefonos de Mexico, SA de CV,                                         $180,000         .223         1.45
 4.25% convertible debentures 2004
United Pan-Europe Communications                                        359,100        6.292          .49
 NV (Netherlands) (1)
Global Light Telecommunications                                         737,500        5.531          .43
 Inc. (Canada) (1)
Magyar Tavkozlesi Rt. (ADR) (Hungary)                                   234,800        5.518          .43
Cia. Anonima Nacional Telefonos de                                      250,000        4.750          .37
 Venezuela (CANTV), Class D (ADR)
 (Venezuela)
Nortel Inversora SA, preferred,                                         257,200        3.086          .24
 Class B (ADR) (Argentina)
Telefonica, SA (ADR) (Spain) (1)                                         47,222        2.736          .21
Cia. de Telecomunicaciones de                                           170,000        2.593          .20
 Chile SA (ADR) (Chile)
Korea Telecom Corp. (ADR) (South Korea)                                  60,000        2.213          .17
Mahanagar Telephone Nigam Ltd. (GDR)(India)                             350,000        2.065          .16
Bell Canada International Inc. (Canada) (1)                             102,000        2.010          .16
Philippine Long Distance Telephone                                      120,000        1.860          .14
 Co. (ADR) (Philippines)
Videsh Sanchar Nigam Ltd. (ADR) (India)                                 212,800        1.569          .12
AT&T Latin America Corp., Class A (USA) (1)                             168,200        1.198          .09
Telecom Argentina STET-France Telecom SA,                                65,000        1.117          .09
 Class B (ADR) (Argentina)
FLAG Telecom Holdings Ltd. (USA) (1)                                     72,900         .847          .07
Global TeleSystems Group, Inc. (USA) (1)                                 39,500         .106          .01


BEVERAGES  -  4.53%
Coca-Cola Co. (USA)                                                     314,900       19.012         1.47
PepsiCo, Inc. (USA)                                                     336,000       16.275         1.26
Fomento Economico Mexicano,                                             410,000       15.657         1.21
 SA de CV (ADR) (Mexico)
Coca-Cola Amatil Ltd. (Australia)                                     2,011,236        4.097          .32
South African Breweries PLC (United Kingdom)                            574,000        3.445          .27


MEDIA  -  3.56%
Independent News & Media PLC (Ireland)                                3,060,000        9.477          .73
MIH Ltd., Class A (South Africa) (1)                                    327,000        8.298          .64
Grupo Televisa, SA, ordinary participation                              100,000        5.413          .42
 certificates (ADR) (Mexico) (1)
Antenna TV SA (ADR) (Greece) (1)                                        236,000        4.661          .36
ABS-CBN Holdings Corp. (Philippines)                                  6,000,000        4.652          .36
Nasionale Pers Beperk (South Africa)                                    522,000        3.887          .30
Globo Cabo SA (ADR) (Brazil) (1)                                        330,000        3.568          .28
Promotora de Informaciaones, SA (Spain) (1)                             162,500        3.130          .24
Benpres Holdings Corp. (Philippines) (1)                             60,400,000        3.023          .23


OIL & GAS  -  3.34%
Petroleo Brasileiro SA - PETROBRAS,                                     386,000       11.218          .87
 ordinary nominative (ADR) (Brazil) (1)
Sasol Ltd. (South Africa)                                             1,433,700       10.999          .85
LUKOIL (ADR) (Russia)                                                   167,000        8.918          .69
MOL Magyar Olaj- es Gazipari Rt.,                                       200,000        3.093          .24
 Class A (Hungary)
Gulf Indonesia Resources Ltd.                                           275,000        2.991          .23
 (Indonesia) (1)
"Shell" Transport and Trading Co.,                                       60,000        2.951          .23
 PLC (New York registered) (United Kingdom)
China Petroleum & Chemical                                              150,000        2.944          .23
 Corp. (ADR) (China) (1)


PHARMACEUTICALS  -  3.28%
Teva Pharmaceutical Industries                                          114,000        6.740
 Ltd. (ADR) (Israel)
Teva Pharmaceutical Industries Ltd.                                  $3,750,000        3.769          .81
 1.50% convertible debentures 2005
AstraZeneca PLC (United Kingdom)                                        193,500        9.143          .71
Pharmacia Corp. (formed by the merger of                                154,700        8.509          .66
 Pharmacia & Upjohn, Inc. and
 Monsanto Co.) (USA)
PLIVA d.d. (GDR) (Croatia)                                              700,000        7.385          .57
Pfizer Inc (USA)                                                        160,000        6.910          .53


FOOD PRODUCTS  -  3.03%
Orkla AS, Class A (Norway)                                              662,857       11.968          .92
Nestle SA (Switzerland)                                                   4,550        9.426          .73
Sara Lee Corp. (USA)                                                    380,400        8.202          .63
Groupe Danone (France)                                                   36,000        5.034          .39
Uni-President Enterprises Co. (Taiwan)                                3,240,000        2.170          .17
PT Indofood Sukses Makmur                                            16,515,000        1.370          .11
 Tbk (Indonesia) (1)
Dole Food Co., Inc. (USA)                                                81,200         .979          .08


COMMUNICATIONS EQUIPMENT  -  2.49%
Telefonaktiebolaget LM Ericsson,                                        706,000        9.400
 Class B (Sweden)
Telefonaktiebolaget LM Ericsson,                                        170,000        2.359          .91
 Class B (ADR)
ECI Telecom Ltd. (Israel)                                               345,000        8.151          .63
Locus Co., Ltd. (South Korea) (1)                                       223,220        5.030          .39
Nokia Corp., Class A (Finland)                                           88,000        3.621          .28
Motorola, Inc. (USA)                                                    120,000        2.993          .23
Datacraft Asia Ltd. (Singapore)                                          87,000         .596          .05


METALS & MINING  -  2.15%
KGHM Polska Miedz SA (GDR) (Poland)                                     842,000        8.925          .69
BHP Ltd. (formerly Broken Hill                                          634,786        6.157          .48
 Proprietary Co. Ltd.) (Australia)
De Beers Consolidated Mines                                             153,900        4.241          .33
 Ltd. (South Africa)
Freeport-McMoRan Copper & Gold Inc.,                                    368,000        2.921          .22
 Class B (USA) (1)
Alcoa Inc. (USA)                                                        100,000        2.869          .22
Billiton PLC (United Kingdom)                                           721,100        2.748          .21


HOUSEHOLD DURABLES  -  2.11%
Sony Corp. (Japan)                                                      193,400       15.455         1.19
Hankuk Electric Glass Co.,                                              187,500       11.884          .92
 Ltd. (South Korea) (1)


DIVERSIFIED FINANCIALS  -  2.08%
Housing Development Finance Corp.                                     1,250,159       12.534          .97
 Ltd (India)
First Pacific Co. Ltd. (Hong Kong)                                   54,806,035       12.439          .96
ICICI Ltd. (ADR) (India)                                                210,000        1.982          .15


PAPER & FOREST PRODUCTS  -  1.89%
Votorantim Celulose e Papel SA                                          700,000       12.075          .93
 (ADR) (Brazil)
Kimberly-Clark de Mexico, SA de CV (Mexico)                           3,550,000        9.081          .70
Sappi Ltd. (South Africa) (1)                                           490,000        3.363          .26


AUTOMOBILES  -  1.88%
Suzuki Motor Corp. (Japan)                                            1,147,000       12.298          .95
Honda Motor Co., Ltd. (Japan)                                           309,000       10.676          .82
Bajaj Auto Ltd. (India)                                                 260,000        1.450          .11


MACHINERY  -  1.72%
Mitsubishi Heavy Industries, Ltd. (Japan)                             2,360,000        9.170          .71
Tubos de Acero de Mexico, SA (ADR) (Mexico)                             590,000        8.974          .69
Metso Oyj (Finland)                                                     550,000        4.200          .32


REAL ESTATE  -  1.61%
SM Prime Holdings, Inc. (Philippines)                               130,800,000       10.269          .79
New World China Land Ltd. (China -                                   11,999,800        3.847          .30
 Incorporated in the Cayman Islands) (1)
Ayala Land, Inc. (Philippines)                                       48,025,200        3.770          .29
IRSA Inversiones y Representaciones                                      84,040        1.749
 SA (GDR) (Argentina)
IRSA Inversiones y Representaciones SA                                  592,157        1.244          .23


SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.50%
Samsung Electronics Co., Ltd. (South Korea)                             109,080       13.683         1.06
Hyundai Electronics Industries Co.,                                     812,000        4.996          .39
 SA (GDR) (Argentina)
ChipPAC, Inc., Class A (USA) (1)                                         73,800         .637          .05


PERSONAL PRODUCTS  -  1.30%
Avon Products, Inc. (USA)                                               346,400       16.800         1.30


LEISURE EQUIPMENT & PRODUCTS  -  1.19%
Fuji Photo Film Co., Ltd. (Japan)                                       270,000       10.021          .77
Shimano Inc. (Japan)                                                    269,000        5.411          .42


AEROSPACE & DEFENSE  -  1.12%
EMBRAER - Empresa Brasileira de                                         500,000       14.469         1.12
 Aeronautica SA (ADR) (Brazil)


TEXTILES & APPAREL  -  1.11%
Li & Fung Ltd. (Hong Kong - Incorporated                              7,700,000       14.317         1.11
 in Bermuda)


TRANSPORTATION INFRASTRUCTURE  -  0.93%
New World Infrastructure Ltd.                                         7,250,000        6.601          .51
 (Hong Kong) (1)
Zhejiang Expressway Co. Ltd.,                                        27,700,000        4.476          .35
 Class H (China)
International Container Terminal Services,                           72,683,000         .956          .07
 Inc. (Philippines) (1)


TRADING COMPANIES & DISTRIBUTORS  -  0.93%
Marubeni Corp. (Japan) (1)                                            5,144,600       12.022          .93


ELECTRIC UTILITIES  -  0.89%
Huaneng Power International, Inc. (China)                            20,240,000        7.851          .61
Eletropaulo Metropolitana - Electricidade                            63,900,000        3.593          .28
 de Sao Paulo SA, preferred
 nominative (Brazil)


IT CONSULTING & SERVICES  -  0.88%
Check Point Software                                                     37,000        5.860          .45
 Technologies Ltd. (Israel) (1)
Dimension Data Holdings PLC (South Africa -                             650,000        5.606          .43
 Incorporated in the United Kingdom) (1)


HOTELS RESTAURANTS & LEISURE  -  0.85%
Millennium & Copthorne Hotels                                         1,980,000       11.046          .85
 PLC (United Kingdom)


HOUSEHOLD PRODUCTS  -  0.67%
Kimberly-Clark Corp. (USA)                                              130,400        8.606          .66
Reckitt Benckiser PLC (United Kingdom)                                    9,400         .123          .01


FOOD & DRUG RETAILING  -  0.65%
Migros Turk TAS (Turkey)                                             45,150,000        6.222          .48
Santa Isabel SA (ADR) (Chile) (1)                                       430,000        2.204          .17


COMPUTERS & PERIPHERALS  -  0.52%
NatSteel Electronics Ltd.                                            $5,600,000        5.502          .42
 1.50% convertible debentures 2004
 (Singapore)
Trigem Computer Inc. (South Korea)                                      130,000         .847          .07
Primax Electronics Ltd. (Taiwan) (1)                                    638,000         .342          .03


OTHER INDUSTRIES - 2.79%
Cheung Kong Infrastructure                                            3,800,000        5.896          .45
 Holdings Ltd. (Hong Kong)
Industriforvaltnings AB Kinnevik,                                       263,753        5.730          .44
 Class B (Sweden)
Sabre Group Holdings, Inc.,                                             105,098        3.514          .27
 Class A (USA) (1)
Giordano International Ltd. (Hong Kong)                               5,600,000        3.285          .25
VIA NET.WORKS, Inc. (USA) (1)                                           410,000        2.996          .23
Old Mutual PLC (South Africa)                                         1,200,000        2.630          .20
AMR Corp. (USA) (1)                                                      75,000        2.456          .19
TTI Team Telecom International,                                         118,500        2.074          .16
 Ltd. (Israel) (1)
Philip Morris Companies Inc. (USA)                                       50,200        1.839          .14
China Merchants Holdings Co. (Hong Kong)                              2,500,000        1.747          .13
Organizacion Soriana, SA de CV,                                         462,000        1.450          .11
 Class B (Mexico)
Elektrim SA 3.75% convertible                                    euro 2,100,000        1.443          .11
 debentures 2004 (Poland)
Tecnomatix Technologies Ltd. (Israel) (1)                               220,000        1.348          .10
Rentokil Initial PLC (United Kingdom)                                    65,000         .150          .01


MISCELLANEOUS  - 1.13%
Other equity securities in initial                                                    14.595         1.13
period of acquisition
                                                                                 ----------   ----------

TOTAL EQUITY SECURITIES                                                              986.106        76.16
 (cost: $1,142.956 million)
                                                                                 ----------   ----------

                                                                    Principal        Market      Percent
                                                                        Amount        Value       of Net
Bonds & Notes                                                       (Millions)   (Millions)       Assets
------------------------------------                                  --------     --------     --------

NON-U.S. GOVERNMENT OBLIGATIONS  -  9.73%
Brazil (Federal Republic of):
 Global 14.50% 2009                                                     $11.750       12.531
 Bearer 8.00% 2014 (3)                                                   30.305       22.615
 Global 10.125% 2027                                                     15.000       11.288         3.59
United Mexican States Government
 Eurobonds, Global:
 9.875% 2007                                                              5.000        5.195
 10.375% 2009                                                             1.000        1.065
 11.375% 2016                                                             6.300        7.151
 11.50% 2026                                                              5.400        6.377         1.53
Russian Federation:
 8.25% 2010                                                               3.848        2.479         1.04
 2.50% 2030 (4)                                                          29.313       10.992
Argentina (Republic of):
 11.75% 2009                                                             12.000       10.500
 12.00% 2020                                                              2.000        1.725          .95
Panama (Republic of), Past Due                                           12.952       10.102          .78
 Interest Eurobond 7.75% 2016 (4)
Turkey (Republic of) 11.875% 2030                                         8.900        8.722          .67
Croatian Government:
 Series B, 7.75% 2006 (4)                                                  .960         .909          .51
 Series A, 7.75% 2010 (4)                                                 6.227        5.717
Poland (Republic of), Past Due Interest                                   5.225        4.848          .37
 Bond, Bearer 6.00% 2014 (4)
Philippines (Republic of) 9.875% 2019                                     5.000        3.738          .29


WIRELESS TELECOMMUNICATION SERVICES - 0.65%
GLOBE TELECOM, Inc. 13.00% 2009                                           3.000        3.015          .23
Cellco Finance NV 12.75% 2005                                             2.725        2.691          .21
PTC International Finance                                                 4.000        2.690          .21
 BV 0%/10.75% 2007 (5)


CHEMICALS  -  0.16%
Reliance Industries Ltd. 10.25% 2097                                      2.500        2.089          .16

                                                                                 ----------   ----------
TOTAL BONDS & NOTES                                                                  136.439        10.54
 (cost: $138.180 million)
                                                                                 ----------   ----------


Short-Term Securities
                                                                    Principal        Market      Percent
                                                                        Amount        Value       of Net
CORPORATE SHORT-TERM NOTES - 11.43%                                 (Millions)   (Millions)       Assets
--------------------------------------                                --------     --------     --------
Internationale Nederlanden (U.S.)                                        25.000       24.924         1.93
 Funding Corp. 6.475%-6.49%
 due 11/3-11/27/2000
Diageo Capital PLC 6.45%-6.46%                                           25.000       24.804         1.92
 due 12/14/2000
Den Danske Corp. Inc. 6.53%                                              20.000       19.691         1.52
 due 1/22-1/26/2001
Sony Capital Corp. 6.50%-6.52%                                           16.000       15.954         1.23
 due 11/7-11/21/2000
Asset Securitization Corp. 6.49%-6.53%                                   14.300       14.924         1.15
 due 11/1/2000-1/25/2001
Toyota Motor Corp. 6.45% due 12/18/2000                                  11.000       10.905          .84
DaimlerChrysler North America Holdings                                   10.000        9.973          .77
 6.49% due 11/15/2000
Canadian Wheat Board 6.45%-6.46%                                         10.000        9.944          .77
 due 11/27-12/5/2000
Bayer Corp. 6.46% due 12/7/200                                           10.000        9.934          .77
ABN AMRO Bank NV 6.51% due 1/4/2001                                       7.000        6.917          .53
                                                                                 ----------   ----------
                                                                                     147.970        11.43
                                                                                 ----------   ----------

FEDERAL AGENCY DISCOUNT NOTES  -  1.61%
Federal Home Loan Banks 6.38%-6.49%                                      21.000       20.789         1.61
 due 11/17-12/27/2000
                                                                                 ----------   ----------

NON-U.S. CURRENCY - 0.03%
New Taiwanese Dollar                                                 NT$14.033          .435          .03
                                                                                 ----------   ----------

TOTAL SHORT-TERM SECURITIES                                                          169.194        13.07
 (cost: $169.206 million)
                                                                                 ----------   ----------
TOTAL INVESTMENT SECURITIES                                                        1,291.739        99.77
 (cost: $1,450.342 million)
Excess of cash and receivables                                                         3.045          .23
 over payables
                                                                                 ----------   ----------
NET ASSETS                                                                        $1,294.784     100.00%
                                                                                 ----------   ----------

(1) Non-income-producing securities.
(2) Valued under procedures established
    by the Board of Directors.
(3) Payment in kind; the issuer has the
    option of paying additional securities
    in lieu of cash.
(4) Coupon rate may change periodically.
(5) Step bond; coupon rate will increase at a later date.


ADR = American Depositary Receipts
GDR = Global Depositary Receipts

The description of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent
  Auditors' Report.

See Notes to Financial Statements



Equity securities appearing in the portfolio since
April 30, 2000

ABS-CBN Holdings
AT&T Latin America
Bank of the Philippine Islands
Celular CRT
China Petroleum & Chemical
China Unicom
ChipPAC
Datacraft Asia
EMBRAER - Empresia Brasileira de Aeronautica
FLAG Telecom Holdings
GLOBE TELECOM
Globo Cabo
Grupo Financiero Banamex-Accival
Hankuk Electric Glass
HSBC Holdings
Hyundai Electronics Industries
LUKOIL
Motorola
Orascom Telecom Holdings
Petroleo Brasileiro
Philippine Long Distance Telephone
Promotora de Informaciones
Sappi
"Shell" Transport and Trading
Tecnomatix Technologies
Telefonica
Tubos de Acero de Mexico
Turkcell Iletisim Hizmetleri
United Pan-Europe Commuinications
Vimpel-Communications




Equity securities eliminated from the portfolio since
April 30, 2000

China Resources Enterprise
Coca-Cola Beverages
FirstCom
Great Wall Technology
Korea Trunet
Koninklijke PTT Nederland
LG Electornics
Lucent Technologies
Matav-Cable Systems
Nissan Motor
Samsung
Seminis
Standard Chartered Bank
Tele Sudeste Celular Participacoes
Terra Networks



New World Fund, Inc.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2000                                                         (dollars in  millions)

Assets:
Investment securities at market
 (cost: $1,450.342)                                                                                $1,291.739
Cash                                                                                                     .004
Receivables for--
 Sales of investments                                                            $2.181
 Sales of fund's shares                                                           3.505
 Dividends and accrued interest                                                   3.401                 9.087
                                                                                                    1,300.830
Liabilities:
Payables for--
 Purchases of investments                                                         2.538
 Repurchases of fund's shares                                                     1.780
 Management services                                                               .873
 Other expenses                                                                    .855                 6.046
Net Assets at October 31, 2000--                                                                   $1,294.784
 Total authorized capital stock--200,000,000 shares
Class A shares, $.01 par value
 Net assets                                                                                        $1,279.222
 Shares outstanding                                                                                56,071,307
 Net asset value per share                                                                             $22.81
Class B shares, $.01 par value
 Net assets                                                                                           $15.562
 Shares outstanding                                                                                   685,351
 Net asset value per share                                                                             $22.71


STATEMENT OF OPERATIONS
for the year ended October 31, 2000                                         (dollars in  millions)
Investment Income:
Income:
 Dividends                                                                      $12.079
 Interest                                                                        25.252              $ 37.331

Expenses:
 Management services fee                                                         10.145
 Distribution expenses - Class A                                                  3.313
 Distribution expenses - Class B                                                   .070
 Transfer agent fee - Class A                                                     1.850
 Transfer agent fee - Class B                                                      .011
 Reports to shareholders                                                           .117
 Registration statement and prospectus                                             .523
 Postage, stationery and supplies                                                  .251
 Directors' fees                                                                   .144
 Auditing and legal fees                                                           .042
 Custodian fee                                                                     .601
 Taxes other than federal income tax                                               .029
 Other expenses                                                                    .031                17.127
 Net investment income                                                                                 20.204
Realized Loss and Change From Unrealized
 Appreciation to Unrealized
 Depreciation on Investments:
Net realized loss                                                                                      (4.368)
Change from unrealized appreciation to
 unrealized depreciation on investments                                                              (159.425)
 Net realized loss and change from unrealized
  appreciation to unrealized depreciation on investments                                             (163.793)
Net Decrease in Net Assets Resulting
 From Operations                                                                                     (143.589)





STATEMENT OF CHANGES IN NET ASSETS                                          (dollars in  millions)

                                                                             Year Ended     June 17, 1999 /*/
                                                                            October 31,        to October 31,
                                                                                    2000                 1999
Operations:
Net investment income                                                            20.204                 4.876
Net realized loss on investments                                                 (4.368)               (0.513)
Unrealized (depreciation) appreciation
 on investments                                                                (159.425)                0.813
 Net (decrease) increase in net assets
  resulting from operations                                                    (143.589)                5.176

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
 Class A                                                                         (6.958)                0.000
Total Dividends and Distributions                                                (6.958)                0.000

Capital Share Transactions:
 Proceeds from shares sold                                                      914.463               745.141
 Proceeds from shares issued in reinvestment
  of net investment income dividends                                              6.472                 0.000
 Cost of shares repurchased                                                    (214.241)              (11.844)
 Net increase in net assets resulting from
  capital share transactions                                                    706.694               733.297
Total Increase in Net Assets                                                    556.147               738.473

Net Assets:
Beginning of year                                                               738.637                  .164
End of year (including
 undistributed net investment
 income: $17.775 and $4.933,
 respectively)                                                               $1,294.784              $738.637

/*/ Commencement of operations

See Notes to Financial Statements




NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION - New World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in companies with significant exposure to countries which have developing economies and/or markets. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only that class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Allocations - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses are accrued daily and charged to the applicable share class.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended October 31, 2000 such non-U.S. taxes were $1,037,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $356,000 for the year ended October 31, 2000.


3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of October 31, 2000, net unrealized depreciation on investments for federal income tax purposes aggregated $158,872,000; $98,974,000 related to appreciated securities and $257,846,000 related to depreciated securities. During the year ended October 31, 2000, the fund realized, on a tax basis, a net capital loss of $4,012,000 on securities transactions. The fund had available at October 31, 2000 a net capital loss carryforward totaling $4,324,000, which may be used to offset capital gains realized during subsequent years through 2008 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. Net losses related to non-U.S. currency and other transactions of $356,000 are treated as ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $1,450,611,000 at October 31, 2000.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $10,145,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on the following rates and net asset levels:

                 Average Net Asset Level
Rate             In Excess of                          Up to
0.85%            $0                                    $500 million
0.77              500 million                           1.0 billion
0.71              1.0 billion                           1.5 billion
0.66              1.5 billion                           2.5 billion
0.62              2.5 billion

DISTRIBUTION EXPENSES - American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, received $2,137,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the year ended October 31, 2000. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Directors. The plans provide for aggregate annual expenses limits of 0.30% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.30% of net assets. Also included are monthly reimbursements to AFD for commissions paid during the prior 15-month period to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted only to the extent that the fund's overall 0.30% annual expense limit is not exceeded. For the year ended October 31, 2000, aggregate distribution expenses were $3,313,000, or 0.26% of net assets attributable to Class A shares.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the year ended October 31, 2000, aggregate distribution expenses were $70,000, or 1.00% of net assets attributable to Class B shares.

As of October 31, 2000, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $338,000 and $13,000, respectively.

TRANSFER AGENT FEE - A fee of $1,861,000 was incurred during the year ended October 31, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1999), net of any payments to Directors, were $150,000.

AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,009,942,000 and $324,763,000, respectively, during the year ended October 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended October 31, 2000, the custodian fee of $601,000 includes $33,000 that was paid by these credits rather than in cash. The fund reclassified $356,000 from undistributed net investment income to undistributed net realized gains; and reclassified $47,000 from undistributed net investment income to additional paid-in capital for the year ended October 31, 2000, as a result of permanent differences between book and tax.

Net assets consisted of the following:

Capital paid in on shares of capital stock                   $1,440,213,000
Undistributed net investment income                              17,775,000
Accumulated net realized loss                                    (4,592,000)
Net unrealized depreciation                                    (158,612,000)
Net assets                                                   $1,294,784,000


Capital share transactions in the fund were as follows:

                                       Year ended     October 31, 2000     June 17, 1999/*/      to October 31, 1999
                                     Amount (000)               Shares         Amount (000)                   Shares
Class A Shares:
  Sold                                  $ 895.743           32,829,731            $ 745.141               31,700,839
  Reinvested dividends                      6.472              241,688                  -                        -
        and distributions
  Repurchased                            (213.848)          (8,199,648)             (11.844)                (508,731)
   Net increase in Class A                688.367           24,871,771              733.297               31,192,108
Class B Shares:/+/
  Sold                                     18.720              701,108                  -                        -
  Reinvested dividends                        -                    -                    -                        -
       and distributions
  Repurchased                               (.393)             (15,757)                 -                        -
   Net increase in Class B                 18.327              685,351                  -                        -
Total Net Increase in Fund              $ 706.694           25,557,122            $ 733.297               31,192,108


/*/ Commencement of
      Operations.
/+/ Class B shares were
      not offered before
      March 15, 2000.




PER-SHARE DATA AND RATIOS (1)

                                         Net asset                        Net losses
                                             value,         Net        on securities
                                          beginning   investment      (both realized
                                            of year       income     and unrealized)
Class A:
2000                                          $23.67    0.42 /2/               (1.08)/2/
1999                                           23.56          .16               (.05)
Class B:
2000                                           29.09     0.2 /2/               (6.58)/2/


                                                       Dividends
                                        Total from    (from net
                                         investment   investment               Total
                                         operations      income)       distributions
Class A:
2000                                          $(.66)       $(.20)              $(.20)
1999                                             .11           -                   -
Class B:
2000                                          (6.38)           -                   -


                                         Net asset                       Net assets,
                                         value, end       Total          end of year
                                            of year      return        (in millions)
Class A:
2000                                          $22.81     (2.91)%              $1,279
1999                                           23.67          .47                 739
Class B:
2000                                           22.71      (21.93)                  16


                                          Ratio of     Ratio of
                                           expenses   net income           Portfolio
                                         to average   to average            turnover
                                         net assets   net assets                rate
Class A:
2000                                           1.35%        1.61%         30.07% /3/
1999                                      1.46 /4/     1.83 /4/             0.83 /5/
Class B:
2000                                       2.03 /4/     0.93 /4/          30.07 /3/

/1/ The period ended 1999 represents the period June 17, commencement of operations, to October 31. The period ended 2000 represents, for Class A shares, fiscal year ended October 31, 2000 and, or Class B shares, the 230-day period ended October 31, 2000. Class B shares were not offered before March 15, 2000. Total return for 1999 and for Class B are based on activity during the period and thus are not representative of a full year.
/2/ Based on average shares outstanding.
/3/ Represents portfolio turnover rate (equivalent for
    all share classes) for the year ended October 31, 2000.
/4/ Annualized.
/5/ Based on operations for the period shown and, accordingly, not representative of a full year.






Independent Auditors' Report

To the Board of Directors and Shareholders of New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the "fund"), including the investment portfolio, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period June 17, 1999, commencement of operations, to October 31, 1999, and the per-share data and ratios for the year then ended and the period June 17, 1999, commencement of operation, to October 31, 1999, for Class A shares and the period March 15, 2000, through October 31, 2000, for Class B shares. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of New World Fund Inc. at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period June 17, 1999, commencement of operations, to October 31, 1999, and the per-share data and ratios for the year then ended and the period June 17, 1999, commencement of operations, to October 31, 1999, for Class A shares and the period March 15, 2000 through October 31, 2000, for Class B shares, in conformity with generally accepted accounting principles in the United States of America.

PRICEWATERHOUSECOOPERS

Los Angeles, California
December 1, 2000




Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

The fund also designates as a net investment income distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended October 31, 2000 was $1,037,000. Foreign source income earned by the fund was $28,245,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 9% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.




The American funds Group/r/

New World Fund

BOARD OF DIRECTORS

Elisabeth Allison
Cambridge, Massachusetts
Administrative Director, ANZI, Ltd.
(financial publishing and consulting);
publishing consultant,
Harvard Medical School

Gina H. Despres
Washington, D.C.
Chairman of the Board of the fund
Senior Vice President,
Capital Research and
Management Company

Robert A. Fox
Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

Alan Greenway
La Jolla, California
Private investor; President,
Greenway Associates, Inc.
(management consulting services)

Koichi Itoh
Tokyo, Japan
Group Vice President -
Asia/Pacific, Autosplice, Inc.;
former President and Chief Executive Officer,
IMPAC (management consulting
services); former managing partner,
VENCA Management (venture capital)

William H. Kling
St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Company;
former President, American Public Radio
(now Public Radio International)

Robert W. Lovelace
Los Angeles, California
President of the fund
Vice President, Capital Research
and Management Company

John G. McDonald
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University

William I. Miller
Columbus, Indiana
Chairman of the Board,
Irwin Financial Corporation

Kirk P. Pendleton
Huntingdon Valley, Pennsylvania
Chairman of the Board and
Chief Executive Officer,
Cairnwood, Inc.
(venture capital investment)

Donald E. Petersen
Birmingham, Michigan
Retired; former Chairman of the Board
and Chief Executive Officer,
Ford Motor Company


OTHER OFFICERS

Mark E. Denning
London, England
Senior Vice President of the fund
Director, Capital Research
and Management Company

David C. Barclay
Los Angeles, California
Vice President of the fund
Senior Vice President, Capital Research
and Management Company

Alwyn Heong
New York, New York
Vice President of the fund
Vice President,
Capital Research Company

Joseph R. Higdon
Washington, D.C.
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

Carl M. Kawaja
San Francisco, California
Vice President of the fund
Vice President,
Capital Research Company

Vincent P. Corti
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

R. Marcia Gould
Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

Dayna Yamabe
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, California 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of New World Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on Recycled Paper
Litho in USA  KBD/INS/4805
Lit. No. NWF-011-1200